UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: March 22, 2007

STEELCASE INC.

Michigan	1-13873	38-0819050
(State of incorporation)	(Commission File Number)	(IRS employer identification number)

901 44th Street SE
Grand Rapids, Michigan		49508
(Address of principal executive offices)		(Zip code)
(616) 247-2710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 22, 2007, the Compensation Committee of the Steelcase Inc. (the “Company”) Board of Directors approved an increase in the annual base salary of David C. Sylvester, the Company’s Vice President and Chief Financial Officer, to $365,000. The increase will be effective as of May 7, 2007, which is the effective date for merit increases for all other corporate and Steelcase Inc. North America salaried employees.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.
Date: March 26, 2007
/s/ David C. Sylvester
David C. Sylvester
Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)